Fair Value Measurements	12 Months Ended
Dec. 31, 2013
Fair Value Measurements [Abstract]
Fair Value Measurements

24. Fair value measurements

Under ASC 820, the Company determines fair value based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy as described below. Where limited or no observable market data exists, fair value measurements for assets and liabilities are based primarily on management’s own estimates and are calculated based upon the Company’s pricing policy, the economic and competitive environment, the characteristics of the asset or liability and other such factors. Therefore, the results may not be realized in actual sale or immediate settlement of the asset or liability.

Under ASC 820, there is a hierarchal disclosure framework associated with the level of pricing observability utilized in measuring assets and liabilities at fair value.

The three broad levels defined by the ASC 820 hierarchy are as follows:

Level 1 — Quoted prices available in active markets for identical assets or liabilities as of the reported date.

Level 2 — Observable market data. Inputs include quoted prices for similar assets, liabilities (risk adjusted) and market-corroborated inputs, such as market comparables, interest rates, yield curves and other items that allow value to be determined.

Level 3 — Unobservable inputs from the Company’s own assumptions about market risk developed based on the best information available, subject to cost benefit analysis. Inputs may include the Company’s own data.

When there are no observable comparables, inputs used to determine value are derived through extrapolation and interpolation and other Company-specific inputs such as projected financial data and the Company’s own views about the assumptions that market participants would use.

The following table summarizes our financial assets and liabilities as of December 31, 2013 and December 31, 2012, that we measured at fair value on a recurring basis by level within the fair value hierarchy. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.

	31-Dec-12	Level 1	Level 2	Level 3
Cash and cash equivalents	$ 520,401	$ 520,401	$ -	$ -
Restricted cash	280,653	280,653	-	-
Derivative assets	9,993	-	9,993	-
Derivative liabilities	(14,677)	-	(14,677)	-
	$ 796,370	$ 801,054	$ (4,684)	$ -

	31-Dec-13	Level 1	Level 2	Level 3
Cash and cash equivalents	$ 295,514	$ 295,514	$ -	$ -
Restricted cash	272,787	272,787	-	-
Derivative assets	32,673	-	32,673	-
Derivative liabilities	(7,233)	-	(7,233)	-
	$ 593,741	$ 568,301	$ 25,440	$ -

Our cash and cash equivalents, along with our restricted cash and cash equivalents balances, consist largely of money market securities that are considered to be highly liquid and easily tradable. These securities are valued using inputs observable in active markets for identical securities and are therefore classified as level 1 within our fair value hierarchy. Our derivative assets and liabilities included in level 2 consist of United States dollar denominated interest rate derivatives comprising caps, swaps and floors. Their fair values are determined by applying standard modeling techniques under the income approach to value the transactions, taking into account the actual contractual terms of the derivatives, market interest rates and volatilities in effect at the period close to determine appropriate reset and discount rates.

We also measure the fair value of certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include aircraft. We record aircraft at fair value when we determine the carrying value may not be recoverable, in accordance with ASC 360 and other accounting pronouncements requiring re-measurements at fair value. Fair value measurements for aircraft in impairment tests are based on level 3 inputs, which include the Company’s assumptions as to future cash proceeds from leasing and selling aircraft and third party aircraft valuations. In the year ended December 31, 2013, we recognized an impairment of $26.2 million. The impairment recognized related to two older A319 aircraft,  two Boeing 737-700 aircraft and two older Boeing 747  freighters. The impairment on the Boeing 737-700 aircraft was triggered by the release of $9.9 million of maintenance reserve upon redelivery and the impairment of the two Boeing 747 freighters was triggered by $17.7 million end-of-lease payments upon redeliveries. The impairment on the two older A319 aircraft was the result of our annual assessment whereby we concluded that the net book values were no longer supportable based on the latest cash flow estimates including residual value proceeds. Also a note receivable for an aircraft which has been sold last year has been impaired.

For level 3 assets that were measured at fair value on a non-recurring basis during the year ended December 31, 2013, the following tables present the fair value of those assets as of the measurement date, valuation techniques and related unobservable input of those assets:

	Fair Value	Valuation Techniques	Unobservable Input	Range for Quantitative Inputs Used

Flight equipment held for operating leases	$57.5 million	Market	Third party	$55.0 million
		approach	valuations	-
$67.2 million

	Fair Value	Valuation Techniques	Unobservable Input	Range

Flight equipment held for operating leases	$40.6 million	Income	Discount	5.4%
approach
			Remaining Holding Period	52 months

			Present value of non-contractual cash flows	39%

In 2012, as a result of the ALS Transaction, we also recorded the ALS Coupon Liability under debt and the ALS Note Receivable, under notes receivable, both initially recognized at fair value. Due to the lack of comparable market transactions we determined the fair value of the ALS Coupon Liability based on the income method using the Company’s own assumptions about the market risk of similar financial instruments, as well as an estimate of future cash flow projections (level 3 inputs). The ALS Coupon Liability was valued at $97.1 million based on a 5.5% discount rate, which was comparable to the traded yield of the Company’s senior unsecured notes with a similar duration on the date of completing the ALS Transaction. The ALS Note Receivable was valued at $67.3 million based on a 6.8% discount rate, which was derived from the overall components of the ALS Transaction and considered its longer duration and higher risk (level 2). The ALS Coupon Liability and ALS Note Receivable are both subsequently measured at amortized cost using the retrospective effective interest method.

Our financial instruments consist principally of restricted cash, derivatives, notes receivable, trade receivables, accounts payable and cash equivalents. The fair value of restricted cash, trade receivables, accounts payable and cash and cash equivalents approximates the carrying value of these financial instruments because of their short term nature (level 1). The fair value of fixed rate notes is estimated using discounted cash flow analysis using interest rates offered on loans with similar terms to borrowers of similar credit quality (level 2). The fair values of our debt are estimated using a discounted cash flow analysis, based on our current incremental borrowing rates for similar types of borrowing arrangements (level 2).

The carrying amounts and fair values of our most significant financial instruments at December 31, 2012 and 2013 are as follows:

	December 31, 2012		December 31, 2013
	Book value	Fair value	Book value	Fair value
Assets
Restricted cash	$280,653	$280,653	$272,787	$272,787
Derivative assets	9,993	9,993	32,673	32,673
Notes receivable	78,163	78,163	75,788	75,788
Cash and cash equivalents	520,401	520,401	295,514	295,514
	$889,210	$889,210	$676,762	$676,762
Liabilities
Debt	$5,803,499	$5,756,519	$6,236,892	$6,333,906
Derivative liabilities	14,677	14,677	7,233	7,233
	$5,818,176	$5,771,196	$6,244,125	$6,341,139